                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 1999, in this Registration Statement on Form S-1 and related prospectus of Bolle, Inc. for the registration of _________rights and _______ shares of its common stock.

                                            ERNST & YOUNG LLP

Denver, Colorado
August 6, 1999